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                                                                   EXHIBIT 23.2


                    CONSENT OF PEPPER & CORAZZINI, L.L.P.

     Pepper & Corazzini, L.L.P. hereby consents to all references made to it in Amendment No. 1 to the Registration Statement on Form S-1 of Wireless Broadcasting Systems of America, Inc., as filed with the Securities and Exchange Commission on October 1, 1996.


                         Pepper & Corazzini, L.L.P.

                         By /s/Robert F. Corazzini
                            --------------------------------
                              Robert F. Corazzini
                              General Partner

Washington, D.C.
October 1, 1996